Exhibit 99.2

FOR INFORMATION CONTACT:

Varian Medical Systems, Inc.

Spencer Sias, (650) 424-5782

spencer.sias@varian.com

Siemens Medical Solutions USA Inc.

Jeffrey Bell, (610) 448-1477

Jeffrey.t.bell@siemens.com

Varian Medical Systems and Siemens Healthcare Announce Global Collaboration to Advance Clinical Capabilities and Offerings in Radiotherapy and Radiosurgery

PALO ALTO, CA, April 25, 2012 - Varian Medical Systems (NYSE: VAR) and Siemens Healthcare today announced the signing of a strategic global partnership to provide advanced diagnostic and therapeutic solutions and services for treating cancer with image-guided radiotherapy and radiosurgery. The collaboration covers the mutual marketing and representation of products for imaging and treatment in the global radiation oncology business. This collaboration further comprises the development of software interfaces between Siemens and Varian treatment systems. The two companies will also investigate opportunities for joint development of new products for image-guided radiotherapy and radiosurgery.

Under the agreement that was signed this week, Varian will represent Siemens diagnostic imaging products such as CT, PET/CT or MRI to radiation oncology clinics around the world beginning immediately in most international markets and expanding to North America later this year.

Siemens Healthcare will similarly represent Varian equipment and software for radiotherapy and radiosurgery within its offerings to its healthcare customers. This will enable the companies to offer comprehensive solutions to support the entire clinical workflow from imaging to treatment. Siemens will continue to service and support its global installed base of approximately 2,000 medical linear accelerators. The agreement will give Siemens customers more choices for therapy equipment, including smooth transition and interface to Varian equipment, as aging accelerators are due for replacement.

Furthermore, Varian and Siemens will develop interfaces that will enable connecting Varian’s ARIA® oncology information system software with Siemens accelerators and imaging systems to give clinics more options for improving workflow and streamlining their operations. The collaboration enables Varian and Siemens to co-develop and offer cancer treatment centers new imaging and treatment solutions utilizing the strengths and technology of both companies.

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"This is an exciting development that will enable Varian to enhance and expand its clinical offerings for the benefit of cancer patients around the globe,” said Tim Guertin, President and CEO of Varian Medical Systems. “By developing strong software connectivity and new architecture linking Siemens and Varian systems, together we can give clinics important new options for imaging and treating patients. Another key objective of this partnership is to accelerate innovation and provide more efficient and effective solutions, particularly in emerging markets.”

“With this step under Siemens’ Healthcare Agenda 2013, we aim to strengthen our position as Imaging Partner of Choice in Radiation Oncology,” said Walter Märzendorfer CEO of Siemens Radiation Oncology and Computed Tomography. “Through this collaboration, Siemens will continue to serve the global radiation oncology business and help improve the treatment of cancer patients around the globe with high-quality imaging and treatment solutions that utilize our core competency and engineering excellence in imaging.”

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ABOUT SIEMENS HEALTHCARE

Siemens Healthcare is one of the world's largest suppliers to the healthcare industry and a trendsetter in medical imaging, laboratory diagnostics, medical information technology and hearing aids. Siemens offers its customers products and solutions for the entire range of patient care from a single source – from prevention and early detection to diagnosis, and on to treatment and aftercare. By optimizing clinical workflows for the most common diseases, Siemens also makes healthcare faster, better and more cost-effective. Siemens Healthcare employs some 51,000 employees worldwide and operates around the world. In fiscal year 2011 (to September 30), the Sector posted revenue of 12.5 billion euros and profit of around 1.3 billion euros. For further information please visit: www.siemens.com/healthcare.

Launched by Siemens Healthcare in November 2011, Agenda 2013 is a two-year global initiative to further strengthen the Healthcare Sector's innovative power and competitiveness. Specific measures will be implemented in four fields of action: Innovation, Competitiveness, Regional Footprint, and People Development.

ABOUT VARIAN MEDICAL SYSTEMS
Varian Medical Systems, Inc., of Palo Alto, California, is the world's leading manufacturer of medical devices and software for treating cancer and other medical conditions with radiotherapy, radiosurgery, and brachytherapy. The company supplies informatics software for managing comprehensive cancer clinics, radiotherapy centers and medical oncology practices. Varian is a premier supplier of tubes and digital detectors for X-ray imaging in medical, scientific, and industrial applications and also supplies high-energy X-ray devices for cargo screening and non-destructive testing applications.  Varian Medical Systems employs approximately 6,000 people who are located at manufacturing sites in North America, Europe, and China and approximately 70 sales and support offices around the world. For more information, visit http://www.varian.com or follow us on Twitter.

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VARIAN MEDICAL SYSTEMS FORWARD LOOKING STATEMENTS

Except for historical information, this news release contains forward-looking statements about Varian within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements related to Varian’s future business; financial performance; expectations; future events and developments; and any statements using the terms “will,” “could,” “believe,” “expects,” “enhance,” “expand,” “accelerate,” or similar statements are forward-looking statements. Such statements are based on the current expectations and certain assumptions of Varian’s management, and are, therefore, subject to certain risks and uncertainties. A variety of factors, many of which are beyond Varian’s control, affect Varian’s operations, performance, business strategy and results and could cause the actual results, performance or achievements of Varian to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements or anticipated on the basis of historical trends. These factors include in particular, but are not limited to, demand for Varian’s and Siemens’ products, or any combination thereof; Varian’s ability to develop and commercialize new products; Varian’s and Siemens’ ability to meet regulatory regulations or procedures; Varian’s ability to protect the company's intellectual property; and the other risks listed from time to time in Varian’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein. These forward-looking statements represent Varian’s judgment as of the date of this press release. Varian neither intends, nor assumes any obligation, to update or revise these forward-looking statements in light of new information, future events, or otherwise.

SIEMENS HEALTHCARE NOTES AND FORWARD-LOOKING STATEMENTS

This document contains statements related to our future business and financial performance and future events or developments involving Siemens that may constitute forward-looking statements. These statements may be identified by words such as “expects,” “looks forward to,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “project” or words of similar meaning. We may also make forward-looking statements in other reports, in presentations, in material delivered to stockholders and in press releases. In addition, our representatives may from time to time make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Siemens’ management, and are, therefore, subject to certain risks and uncertainties. A variety of factors, many of which are beyond Siemens’ control, affect Siemens’ operations, performance, business strategy and results and could cause the actual results, performance or achievements of Siemens to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements or anticipated on the basis of historical trends. These factors include in particular, but are not limited to, the matters described in Item 3: Risk factors of our most recent annual report on Form 20-F filed with the SEC, in the chapter “Risks” of our most recent annual report prepared in accordance with the German Commercial Code, and in the chapter “Report on risks and opportunities” of our most recent interim report.

Further information about risks and uncertainties affecting Siemens is included throughout our most recent annual, and interim reports as well as our most recent earnings release, which are available on the Siemens website, www.siemens.com, and throughout our most recent annual report on Form 20-F and in our other filings with the SEC, which are available on the Siemens website, www.siemens.com, and on the SEC’s website, www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements of Siemens may vary materially from those described in the relevant forward-looking statement as being expected, anticipated, intended, planned, believed, sought, estimated or projected. Siemens neither intends, nor assumes any obligation, to update or revise these forward-looking statements in light of developments which differ from those anticipated.

Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

This document includes supplemental financial measures that are or may be non-GAAP financial measures. New orders and order backlog; adjusted or organic growth rates of revenue and new orders; book-to-bill ratio; Total Sectors profit; return on equity (after tax), or ROE (after tax); return on capital employed (adjusted), or

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ROCE (adjusted); Free cash flow, or FCF; cash conversion rate, or CCR; adjusted EBITDA; adjusted EBIT; adjusted EBITDA margins, earnings effects from purchase price allocation, or PPA effects; net debt and adjusted industrial net debt are or may be such non- GAAP financial measures. These supplemental financial measures should not be viewed in isolation as alternatives to measures of Siemens’ financial condition, results of operations or cash flows as presented in accordance with IFRS in its Consolidated Financial Statements. Other companies that report or describe similarly titled financial measures may calculate them differently. Definitions of these supplemental financial measures, a discussion of the most directly comparable IFRS financial measures, information regarding the usefulness of Siemens’ supplemental financial measures, the limitations associated with these measures and reconciliations to the most comparable IFRS financial measures are available on Siemens’ Investor Relations website at www.siemens.com/nonGAAP. For more information, see supplemental financial measures and the related discussion in Siemens' most recent annual report on Form 20-F, which can be found on our Investor Relations website or via the EDGAR system on the website of the United States Securities and Exchange Commission.